UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 24, 2006
Rent-A-Center, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
5700 Tennyson Parkway
Suite 100
Plano, Texas 75024
(Address of principal executive offices, including zip code)
(972) 801-1100
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

EXPLANATORY NOTE
This Form 8-K/A amends the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2006. The purpose of this amendment is to correct certain calculations in the information disclosed in the original Current Report as set forth in Item 7 below. This amendment does not otherwise modify or update any of the other information contained in the original Current Report.

Item 7.01 Regulation FD Disclosure
SIGNATURES

Item 7.01 Regulation FD Disclosure.
     Rent-A-Center, Inc. announced the following information concerning its existing Amended and Restated Long-Term Incentive Plan as of March 31, 2006:

Number of
	Securities to be		Weighted-average	Number of
	issued upon	Weighted-average	remaining	securities
	exercise of	exercise price of	contractual life of	remaining available
Plan Category	outstanding equity awards	outstanding options	outstanding options	for future issuance
Amended and Restated Long-Term Incentive Plan	4,716,453	18.72	6.72 years	3,818,849
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RENT-A-CENTER, INC.

Date: May 1, 2006	By:	/s/ Mark E. Speese

Name: Mark E. Speese
Title: Chief Executive Officer and Chairman of the Board

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